Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

JUNE 2026 MONTHLY DIVIDEND AND

MAY 31, 2026 RMBS PORTFOLIO CHARACTERISTICS

●	June 2026 Monthly Dividend of $0.10 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of May 31, 2026
●	Next Dividend Announcement Expected July 8, 2026

Vero Beach, Fla., June 9, 2026 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of June 2026. The dividend of $0.10 per share will be paid July 30, 2026 to holders of record of the Company’s common stock on June 30, 2026, with an ex-dividend date of June 30, 2026. The Company plans on announcing its next common stock dividend on July 8, 2026.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of June 9, 2026 and May 31, 2026, the Company had 200,700,226 shares of common stock outstanding. As of March 31, 2026, the Company had 196,700,226 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of May 31, 2026 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Mar-26 -
									May-26	May-26
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Jun)	in Jun)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
30yr 3.0	$318,536	$282,755	2.52%	88.77	3.00%	3.52%	61	292	7.4%	6.9%	$8,512	$(8,623)
30yr 3.5	37,510	34,253	0.31%	91.32	3.50%	4.30%	80	261	7.4%	3.4%	1,013	(1,030)
30yr 4.0	48,111	45,664	0.41%	94.91	4.00%	4.77%	84	271	11.0%	10.4%	1,192	(1,230)
30yr 4.5	440,113	425,236	3.79%	96.62	4.50%	5.46%	29	327	7.0%	5.9%	9,449	(10,375)
30yr 5.0	2,176,760	2,152,687	19.20%	98.89	5.00%	6.00%	12	345	5.4%	5.3%	42,179	(49,229)
30yr 5.5	3,607,056	3,657,606	32.62%	101.40	5.50%	6.46%	14	342	6.7%	7.8%	57,224	(71,121)
30yr 6.0	3,096,813	3,194,305	28.49%	103.15	6.00%	6.92%	17	338	14.8%	20.4%	33,662	(46,561)
30yr 6.5	1,286,355	1,349,093	12.03%	104.88	6.50%	7.39%	19	336	19.6%	25.1%	9,260	(14,210)
30yr 7.0	54,824	58,190	0.52%	106.14	7.00%	7.92%	30	322	32.1%	45.5%	470	(629)
30yr Total	11,066,078	11,199,789	99.89%	101.21	5.54%	6.48%	18	338	10.4%	13.2%	162,961	(203,008)
Total Pass-Through RMBS	11,066,078	11,199,789	99.89%	101.21	5.54%	6.48%	18	338	10.4%	13.2%	162,961	(203,008)
Structured RMBS
IO 20yr 4.0	4,774	361	0.00%	7.56	4.00%	4.56%	172	63	14.5%	14.3%	1	(1)
IO 30yr 4.0	60,486	10,896	0.10%	18.01	4.00%	4.60%	140	210	5.7%	5.0%	(128)	72
IO 30yr 4.5	2,619	486	0.00%	18.57	4.50%	4.99%	190	156	11.8%	10.1%	(1)	-
IO 30yr 5.0	1,388	271	0.00%	19.50	5.00%	5.37%	191	156	1.6%	4.7%	(2)	-
IO Total	69,267	12,014	0.11%	17.34	4.04%	4.62%	146	197	6.4%	5.9%	(130)	71
IIO 30yr 4.0	14,292	71	0.00%	0.50	0.16%	4.40%	104	244	0.6%	4.9%	58	(35)
Total Structured RMBS	83,559	12,085	0.11%	14.46	3.37%	4.59%	138	205	5.4%	5.7%	(72)	36

Total Mortgage Assets	$11,149,637	$11,211,874	100.00%		5.52%	6.46%	18	337	10.4%	13.1%	$162,889	$(202,972)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Dec-26	$(2,048)	$2,048
10-Year Treasury Future(2)	(188,600)	May-33	(6,037)	5,860
10-Year Ultra Treasury Future(3)	(60,000)	Feb-36	(2,638)	2,526
ERIS SOFR Swap Futures	(10,000)	Jun-31	(195)	190
Swaps	(7,814,200)	Feb-31	(164,240)	158,827
Swaptions	(1,000,000)	Dec-31	(2,809)	4,875
TBA Short	(300,000)	Jun-26	(3,351)	4,667
Hedge Total	$(9,762,800)		$(181,318)	$178,993
Rate Shock Grand Total			$(18,429)	$(23,979)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Ten-year Treasury futures contracts were valued at prices of $109.83 at May 31, 2026. The market value of the short position was $207.1 million.
(3)	Ten-year Ultra Treasury futures contracts were valued at prices of $112.08 at May 31, 2026. The market value of the short position was $67.3 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of May 31, 2026
Fannie Mae	$5,895,030	52.6%
Freddie Mac	5,316,844	47.4%
Total Mortgage Assets	$11,211,874	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of May 31, 2026
Non-Whole Pool Assets	$581,118	5.2%
Whole Pool Assets	10,630,756	94.8%
Total Mortgage Assets	$11,211,874	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of May 31, 2026	Borrowings	Debt	Rate	in Days	Maturity
Marex Capital Markets Inc.	$498,421	4.7%	3.78%	49	7/23/2026
Citigroup Global Markets Inc	486,749	4.5%	3.76%	23	7/27/2026
StoneX Financial Inc.	486,529	4.5%	3.79%	103	9/23/2026
ABN AMRO Bank N.V.	478,711	4.5%	3.74%	38	7/20/2026
Wells Fargo Securities, LLC	475,199	4.4%	3.78%	40	8/19/2026
ASL Capital Markets Inc.	472,828	4.4%	3.77%	87	9/21/2026
South Street Securities, LLC	466,233	4.4%	3.82%	78	11/13/2026
The Bank of Nova Scotia	460,634	4.3%	3.75%	57	8/13/2026
J.P. Morgan Securities LLC	453,205	4.2%	3.73%	26	6/26/2026
RBC Capital Markets, LLC	449,008	4.2%	3.82%	47	7/27/2026
Hidden Road Partners Civ US LLC	444,505	4.2%	3.76%	87	8/26/2026
Clear Street LLC	431,670	4.0%	3.78%	27	7/13/2026
Cantor Fitzgerald & Co	430,958	4.0%	3.75%	25	6/25/2026
DV Securities, LLC Repo	423,823	4.0%	3.77%	77	8/27/2026
Daiwa Securities America Inc.	422,808	3.9%	3.79%	50	8/18/2026
Banco Santander SA	413,756	3.9%	3.77%	44	7/20/2026
Goldman, Sachs & Co	399,848	3.7%	3.76%	57	7/27/2026
Bank of Montreal	380,100	3.5%	3.77%	15	6/15/2026
Merrill Lynch, Pierce, Fenner & Smith	370,892	3.5%	3.75%	18	6/26/2026
ING Financial Markets LLC	370,344	3.5%	3.80%	43	7/13/2026
Mirae Asset Securities (USA) Inc.	322,701	3.0%	3.73%	21	6/22/2026
Brean Capital, LLC	300,096	2.8%	3.74%	23	7/27/2026
Mitsubishi UFJ Securities (USA), Inc.	240,338	2.2%	3.71%	22	6/22/2026
MUFG Securities Canada, Ltd.	223,362	2.1%	3.78%	4	6/4/2026
Nomura Securities International, Inc.	221,512	2.1%	3.79%	18	7/10/2026
Mizuho Securities USA LLC	186,103	1.7%	3.73%	18	6/18/2026
TD Securities (USA) LLC	172,185	1.6%	3.80%	12	6/12/2026
Natixis, New York Branch	94,018	0.9%	3.73%	26	6/26/2026
Morgan Stanley & Co. LLC	48,571	0.5%	3.77%	45	7/15/2026
BNP Paribas Securities Corp.	36,970	0.3%	3.76%	12	6/12/2026
Lucid Prime Fund, LLC	30,867	0.3%	3.77%	11	6/11/2026
Canyon Partners, LLC	14,394	0.1%	3.72%	17	6/17/2026
Total Borrowings	$10,707,338	100.0%	3.77%	45	11/13/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400